UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 29, 2015

Date of Report

(Date of earliest event reported)

LABOR SMART INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-54654	45-2433287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3270 Florence Road, Suite 200, Powder Springs, GA 30127

(Address of Principal Executive Offices)

(770) 222-5888

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

During the period commencing January 29, 2015 through February 20, 2015, the Company issued an aggregate of 789,027,675 shares of its common stock as follows: on January 29, 2015, the Company issued 32,254,000 shares of its common stock to reduce an outstanding convertible note payable by $7,482.92. On January 29, 2015, the Company issued 30,600,000 shares of its common stock to reduce an outstanding convertible note payable by $7,344.00. On February 12, 2015, the Company issued 75,000,000 shares of its common stock to reduce an outstanding convertible note payable by $8,250. On February 17, 2015, the Company issued 41,592,838 shares of its common stock to reduce an outstanding convertible note payable by $4,824.77. On February 17, 2015, the Company issued 42,300,000 shares of its common stock to reduce an outstanding convertible note payable by $2,326.50. On February 17, 2015, the Company issued 44,580,000 shares of its common stock to reduce an outstanding convertible note payable by $2,585.64. On February 17, 2015, the Company issued 44,000,000 shares of its common stock to reduce an outstanding convertible note payable by $2,552. On February 17, 2015, the Company issued 43,103,448 shares of its common stock to reduce an outstanding convertible note payable by $2,500. On February 19, 2015, the Company issued 59,000,000 shares of its common stock to reduce an outstanding convertible note payable by $3,245. On February 19, 2015, the Company issued 43,103,448 shares of its common stock to reduce an outstanding convertible note payable by $2,500. On February 19, 2015, the Company issued 59,990,000 shares of its common stock to reduce an outstanding convertible note payable by $3,599.40. On February 19, 2015, the Company issued 41,719,482 shares of its common stock to reduce an outstanding convertible note payable by $2,419.73. On February 19, 2015, the Company issued 84,798,459 shares of its common stock to reduce an outstanding convertible note payable by $4,918.31. On February 19, 2015, the Company issued 62,986,000 shares of its common stock to reduce an outstanding convertible note payable by $7,558.32. On February 20, 2015, the Company issued 84,000,000 shares of its common stock to reduce an outstanding convertible note payable by $9,240. These shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering.

As of February 20, 2015, the total number of shares outstanding of the Company’s common stock was 1,637,861,103 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LABOR SMART, INC.

Date:	February 23, 2015	By:	/s/ Ryan Schadel
		Name:	Ryan Schadel
		Title:	Chief Executive Officer